1. Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2015
Notes to Financial Statements
Schedule Of Earnings Per Share
Years Ended December 31,	2015	2014

Net income, as reported	$4,825,591	$5,124,908
Less: dividends to preferred shareholders	81,250	81,250
Net income available to common shareholders	$4,744,341	$5,043,658
Weighted average number of common shares
used in calculating earnings per share	4,961,972	4,897,281
Earnings per common share	$0.96	$1.03